UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549



                                 FORM 8-K


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934




      Date of report (Date of earliest event reported):  June 1, 2001




                         LASALLE HOTEL PROPERTIES
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)




     Maryland                 1-14045                     36-4219376
-----------------       ------------------------      --------------------
(State or other         (Commission File Number)      (IRS Employer
jurisdiction of                                       Identification No.)
incorporation
or organization)




4800 Montgomery Lane, Suite M25,
Bethesda, MD                                            20814
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(Address of Principal Executive Offices)              (Zip Code)




Registrant's telephone number, including area code:  301/941-1500




                              Not Applicable
      --------------------------------------------------------------
      (Former name or former address, if changed since last report.)












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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits

            The following exhibit is included with this Report:

            99.1    Press release dated June 1, 2001.




ITEM 9.  REGULATION FD DISCLOSURE.

     On June 1, 2001 LaSalle Hotel Properties ("the Company") issued a press release announcing the acquisition of I&G Capitol, Inc., which owns the Holiday Inn on the Hill Hotel ("the Hotel") in Washington, D.C. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

     Including closing costs, the acquisition price for the Hotel was approximately $45.0 million. The Hotel was purchased at an EBITDA yield slightly higher than 11% based on 2000 results.

     The Company anticipates this acquisition to be 4 to 5 percent accretive to funds from operations ("FFO") per share on an annual basis; however, due to continued weakness in the economy and further deterioration in the lodging sector, the Company is revising its current 2001 comparable FFO expectations to $2.50 to $2.60 per share, down from $2.52 to $2.62 per share. The distribution of comparable FFO is estimated as follows:

            1st Quarter       17% - 18%
            2nd Quarter       25% - 29%
            3rd Quarter       31% - 35%
            4th Quarter       21% - 25%

     The Company's room revenue per available room ("RevPAR") growth for 2001 is now projected to be (-4) to (-2) percent versus the previous quarter of (-2) to 0 percent.




      NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.






















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                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 1, 2001          LASALLE HOTEL PROPERTIES


                              By:   /s/ Hans S. Weger
                                    -------------------------
                                    Hans S. Weger
                                    Executive Vice President,
                                    Treasurer and
                                    Chief Financial Officer




















































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                               EXHIBIT INDEX




Exhibit Number          Description
--------------          -----------

Exhibit 99.1            Press release dated June 1, 2001.





























































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